Exhibit 99.1

Caleres Reports Fourth Quarter & Full Year Results and Provides 2025 Outlook

●	Reported fourth quarter sales of $639.2 million, down 8.3% year-on-year, and full-year sales of $2,722.7 million, down 3.4% year-on-year and in line with our most recent guidance;
●	Reported fourth quarter and full year earnings per diluted share of $0.15 and $3.09, respectively, and fourth quarter and full year adjusted earnings per diluted share of $0.33 and $3.30, respectively, at the high end of our most recent guidance;
●	Returned $74.7 million to shareholders in fiscal 2024 through share repurchases and quarterly dividends;
●	Now expects 75% of our Brand Portfolio, and an even greater percentage of our Lead Brands’ sourcing to be outside of China by the second half of 2025
●	Expects fiscal 2025 consolidated net sales to be down 1% to up 1% compared to fiscal 2024;
●	Expects fiscal 2025 earnings per diluted share of $2.80 to $3.20;
●	Guidance excludes the previously announced acquisition of Stuart Weitzman, which is expected to close in the summer of 2025.

ST. LOUIS, March 20, 2025 - Caleres (NYSE: CAL), a market-leading portfolio of consumer-driven footwear brands, today reported its financial results for the fourth quarter and full year 2024 and provided guidance for first quarter and full year 2025.

“Our fourth quarter earnings were at the high end of our most recent guidance. We gained market share in women’s fashion footwear, our Lead Brands outperformed, and we grew our sneaker penetration. Famous Footwear’s business softened in the quarter, but we maximized key selling periods. We invested to support our long-term growth while continuing to evolve our supply chain and further mitigate the impact of additional tariffs,” said Jay Schmidt, president and chief executive officer. “While 2024 overall was disappointing relative to our initial expectations, we made meaningful progress in advancing our strategic priorities and positioning our brands for sustainable growth. We also returned $75 million to shareholders in the form of dividends and share repurchases.”

“As we look forward to 2025 and the macroeconomic environment with persistent inflation and newer tariffs, we believe it is prudent to take a conservative view for the year. Despite this posture, I am optimistic about what we have in store for 2025. Our Lead Brands remain strong and are collectively gaining market share, and we have expanded our customer reach with greater focus on the significant opportunity we see in contemporary,” said Schmidt. “The hard work of our talented teams and the impact of new leadership across several areas of our business, along with strategic brand partnerships and the planned acquisition of Stuart Weitzman, position us well to drive significant value in 2025 and beyond.”

Fourth Quarter 2024 Results
(13 weeks ended February 1, 2025, compared to 14 weeks ended February 3, 2024)

●	Net sales: $639.2 million, down 8.3% year-over-year, with net sales excluding the impact of the 53rd week down 4.0%
o	Famous Footwear segment: Net sales decreased 9.6%, with comparable sales down 2.9%
o	Brand Portfolio segment: Net sales decreased 7.2%
●	Direct-to-consumer sales: Represented about 73% of total net sales
●	Gross profit: $275.1 million, with gross margin at 43.0%, down 80 basis points year-over-year
o	Famous Footwear segment gross margin: 42.5%, down 40 basis points
o	Brand Portfolio segment gross margin: 41.6%, down 100 basis points

●	SG&A expenses: 40.9% of net sales, up 180 basis points compared to the prior year, reflecting expense deleverage due to the decline in sales
●	Net earnings: $4.9 million, or earnings per diluted share of $0.15, compared to net earnings of $55.8 million, or earnings per diluted share of $1.57 in the fourth quarter of 2023. Adjusted net earnings were $11.1 million, or adjusted earnings per diluted share of $0.33, compared to adjusted net earnings of $30.8 million, or adjusted earnings per diluted share of $0.86, in the fourth quarter of 2023.

Fiscal Year 2024 Results

(52-weeks ended February 1, 2025, compared to 53-weeks ended February 3, 2024)

●	Net sales: $2.72 billion, down 3.4% from 2023
o	Famous Footwear segment: Net sales declined 3.3%
o	Brand Portfolio segment: Net sales declined 3.5%
o	Direct-to-consumer sales: Represented about 72% of total net sales
●	Gross profit: $1.22 billion with a gross margin of 44.9%, up 10 basis points to 2023
o	Famous Footwear segment gross margin: 44.1%, down 60 basis points to 2023
o	Brand Portfolio segment gross margin: 43.7%, up 80 basis points to 2023
●	SG&A expenses: 39.1% of net sales, up 140 basis points compared to the prior year, reflecting inflationary factors and strategic investments
●	Net earnings: $107.3 million, down $64.1 million from 2023 and adjusted net earnings of $114.6 million, down $34.7 million from 2023
●	Earnings per diluted share of $3.09 as compared with earnings per diluted share of $4.80 in 2023, and adjusted earnings per diluted share of $3.30 versus $4.18 in 2023
●	EBITDA: $206.7 million, or 7.6% of sales, and adjusted EBITDA of $216.6 million or 8.0% of sales
●	Inventory: Up 4.5% compared to 2023
●	Borrowings: Under the asset-based revolving credit facility, borrowings were $219.5 million at the end of the period

Fiscal 2024 & Fourth Quarter Negative Impact from 53rd Week

	Fiscal 2024	Fourth Quarter
Consolidated Net Sales	$25.0 million	$30.3 million
Famous Footwear Sales	$18.2 million	$23.5 million
Brand Portfolio Sales	$6.8 million	$6.8 million

Capital Allocation Update

During fiscal 2024, Caleres continued to invest in value-driving growth opportunities while at the same time returning $74.7 million in cash to shareholders through our dividend and share repurchases. Subsequent to quarter end, the company announced plans to acquire Stuart Weitzman for $105 million, subject to customary adjustments. The transaction is expected to close in the summer of 2025, and Caleres will fund the acquisition through the company’s revolving credit agreement. Caleres will continue to consider business performance and market conditions as it evaluates all opportunities for free cash flow.

Fiscal 2025 Outlook

Metric	2025 Annual Guidance
Net Sales	Down 1% to Up 1%
Operating Margin	5.1% to 5.6%
Tax Rate	~23%
GAAP EPS	$2.80 to $3.20
Capital Expenditures	$50 to $55 million

First Quarter 2025 Outlook

Metric	First Quarter Guidance
Net Sales	Down 5% to Down 6%
GAAP EPS	$0.35 to $0.40

Investor Conference Call

Caleres company executives will host a conference call at 10:00 a.m. ET today, Thursday, March 20, 2025. The webcast and associated slides will be available at investor.caleres.com/events-and-presentations. A live conference call will be available at (877) 704-4453 for North America participants or (201) 389-0920 for international participants, no passcode necessary. A replay of the call will be available through Thursday, April 3, 2025, and can be accessed by dialing (844) 512-2921 in North America, or (412) 317-6671 internationally, and using the pin 13751796. A webcast replay will also be archived for a limited period on investor.caleres.com/events-and-presentations.

Definitions

All references in this press release, outside of the condensed consolidated financial statements that follow, unless otherwise noted, related to net earnings attributable to Caleres, Inc. and diluted earnings per common share attributable to Caleres, Inc. shareholders, are presented as net earnings and earnings per diluted share, respectively.

Non-GAAP Financial Measures and Metrics

In this press release, the company’s financial results are provided both in accordance with generally accepted accounting principles (GAAP) and using certain non-GAAP financial measures and metrics. In particular, the company provides earnings before interest, taxes, depreciation and amortization (EBITDA) and estimated and future operating earnings, net earnings and earnings per diluted share, adjusted to exclude certain gains, charges and recoveries, which are non-GAAP financial measures, and the debt to EBITDA leverage ratio, which is a non-GAAP financial metric. These results are included as a complement to results provided in accordance with GAAP because management believes this non-GAAP financial measure and metric help identify underlying trends in the company’s business and provide useful information to both management and investors by excluding certain items that may not be indicative of the company’s core operating results. This measure and metric should not be considered a substitute for or superior to GAAP results.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

This press release contains certain forward-looking statements and expectations regarding the company’s future performance and the performance of its brands. Such statements are subject to various risks and uncertainties that could cause actual results to differ materially. These risks include (i) changes in United States and international trade policies, including tariffs and trade restrictions; (ii) changing consumer demands, which may be influenced by general economic conditions and other factors; (iii) inflationary pressures and supply chain disruptions; (iv) rapidly changing consumer preferences and purchasing patterns and fashion trends; (v) supplier concentration, customer concentration and increased consolidation in the retail industry; (vi) intense competition within the footwear industry; (vii) foreign currency fluctuations; (viii) political and economic conditions or other threats to the continued and uninterrupted flow of inventory from China and other countries, where the company relies heavily on third-party manufacturing facilities for a significant amount of its inventory; (ix) cybersecurity threats or other major disruption to the company’s information technology systems including those related to our ERP upgrade; (x) transitional challenges with acquisitions and divestitures; (xi) the ability to accurately forecast sales and manage inventory levels; (xii) a disruption in the company’s distribution centers; (xiii) the ability to recruit and retain senior management and other key associates; (xiv) the ability to secure/exit leases on favorable terms; (xv) the ability to maintain relationships with current suppliers; (xvi) changes to tax laws, policies and treaties; (xvii) our commitments and shareholder expectations related to responsible business initiatives; (xviii) compliance with applicable laws and standards with respect to labor, trade and product safety issues; and (xix) the ability to attract, retain, and maintain good relationships with licensors and protect our intellectual property rights. The company's reports to the Securities and Exchange Commission contain detailed information relating to such factors, including, without limitation, the information under the caption Risk Factors in Item 1A of the company’s Annual Report on Form 10-K for the year ended February 3, 2024, which information is incorporated by reference herein and updated by the company’s Quarterly Reports on Form 10-Q. The company does not undertake any obligation or plan to update these forward-looking statements, even though its situation may change.

SCHEDULE 1

CALERES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS

	(Unaudited)
	Thirteen Weeks Ended	Fourteen Weeks Ended	Fifty-two Weeks Ended	Fifty-three Weeks Ended
($ thousands, except per share data)	February 1, 2025	February 3, 2024	February 1, 2025	February 3, 2024
Net sales	$639,226	$697,123	$2,722,683	$2,817,294
Cost of goods sold	364,118	391,395	1,500,641	1,554,337
Gross profit	275,108	305,728	1,222,042	1,262,957
Selling and administrative expenses	261,664	272,830	1,065,019	1,062,399
Restructuring and other special charges, net	5,574	2,151	7,167	6,103
Operating earnings	7,870	30,747	149,856	194,455
Interest expense, net	(3,932)	(4,103)	(13,957)	(19,343)
Other (expense) income, net	(2,944)	1,550	(741)	6,210
Earnings before income taxes	994	28,194	135,158	181,322
Income tax benefit (provision)	2,913	27,466	(29,061)	(9,490)
Net earnings	3,907	55,660	106,097	171,832
Net (loss) earnings attributable to noncontrolling interests	(1,023)	(148)	(1,158)	441
Net earnings attributable to Caleres, Inc.	$4,930	$55,808	$107,255	$171,391

Basic earnings per common share attributable to Caleres, Inc. shareholders	$0.15	$1.57	$3.10	$4.80

Diluted earnings per common share attributable to Caleres, Inc. shareholders	$0.15	$1.57	$3.09	$4.80

SCHEDULE 2

CALERES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	(Unaudited)
($ thousands)	February 1, 2025	February 3, 2024
ASSETS
Cash and cash equivalents	$29,636	$21,358
Receivables, net	155,905	140,400
Inventories, net	565,241	540,674
Property and equipment, held for sale	16,777	16,777
Prepaid expenses and other current assets	68,950	69,700
Total current assets	836,509	788,909

Lease right-of-use assets	564,330	528,029
Property and equipment, net	175,213	167,583
Goodwill and intangible assets, net	192,274	203,310
Other assets	126,428	116,915
Total assets	$1,894,754	$1,804,746

LIABILITIES AND EQUITY
Borrowings under revolving credit agreement	$219,500	$182,000
Trade accounts payable	237,038	251,912
Lease obligations	127,522	112,764
Other accrued expenses	173,873	196,280
Total current liabilities	757,933	742,956

Noncurrent lease obligations	479,524	453,097
Other liabilities	51,348	41,123
Total other liabilities	530,872	494,220

Total Caleres, Inc. shareholders’ equity	599,024	560,631
Noncontrolling interests	6,925	6,939
Total equity	605,949	567,570
Total liabilities and equity	$1,894,754	$1,804,746

SCHEDULE 3

CALERES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	(Unaudited)
	Fifty-two Weeks Ended	Fifty-three Weeks Ended
($ thousands)	February 1, 2025	February 3, 2024
OPERATING ACTIVITIES:
Net cash provided by operating activities	$104,562	$200,151

INVESTING ACTIVITIES:
Purchases of property and equipment	(49,147)	(44,584)
Capitalized software	(2,539)	(5,034)
Net cash used for investing activities	(51,686)	(49,618)

FINANCING ACTIVITIES:
Borrowings under revolving credit agreement	639,868	532,500
Repayments under revolving credit agreement	(602,368)	(658,000)
Dividends paid	(9,694)	(9,954)
Acquisition of treasury stock	(65,039)	(17,445)
Issuance of common stock under share-based plans, net	(9,276)	(11,094)
Contributions by noncontrolling interests	2,000	1,000
Net cash used for financing activities	(44,509)	(162,993)
Effect of exchange rate changes on cash and cash equivalents	(89)	118
Increase (decrease) in cash and cash equivalents	8,278	(12,342)
Cash and cash equivalents at beginning of period	21,358	33,700
Cash and cash equivalents at end of period	$29,636	$21,358

SCHEDULE 4

CALERES, INC.
RECONCILIATION OF NET EARNINGS AND DILUTED EARNINGS PER SHARE (GAAP BASIS) TO ADJUSTED NET EARNINGS AND ADJUSTED DILUTED EARNINGS PER SHARE (NON-GAAP BASIS)

	(Unaudited)
	Thirteen Weeks Ended			Fourteen Weeks Ended
	February 1, 2025			February 3, 2024

	Pre-Tax	Net Earnings		Pre-Tax	Net Earnings
	Impact of	Attributable	Diluted	Impact of	Attributable	Diluted
	Charges/Other	to Caleres,	Earnings	Charges/Other	to Caleres,	Earnings
($ thousands, except per share data)	Items	Inc.	Per Share	Items	Inc.	Per Share

GAAP earnings		$4,930	$0.15		$55,808	$1.57

Charges/other items:
Exit of Naturalizer retail store operations	$4,216	3,131	0.09	—	—	—
Restructuring costs	1,359	1,009	0.03	—	—	—
Pension settlement cost	2,716	2,017	0.06	—	—	—
Deferred tax valuation allowances adjustment	—	—	—	$—	(26,654)	(0.76)
Expense reduction initiatives	—	—	—	2,151	1,597	0.05
Total charges/other items	$8,291	$6,157	$0.18	$2,151	$(25,057)	$(0.71)
Adjusted earnings		$11,087	$0.33		$30,751	$0.86

	(Unaudited)
	Fifty-two Weeks Ended			Fifty-three Weeks Ended
	February 1, 2025			February 3, 2024

	Pre-Tax	Net Earnings		Pre-Tax	Net Earnings
	Impact of	Attributable	Diluted	Impact of	Attributable	Diluted
	Charges/Other	to Caleres,	Earnings	Charges/Other	to Caleres,	Earnings
($ thousands, except per share data)	Items	Inc.	Per Share	Items	Inc.	Per Share

GAAP earnings		$107,255	$3.09		$171,391	$4.80

Charges/other items:
Exit of Naturalizer retail store operations	$4,216	3,131	0.09	$—	—	—
Restructuring costs	2,951	2,192	0.06	—	—	—
Pension settlement cost	2,716	2,017	0.06	—	—	—
Deferred tax valuation allowances adjustment	—	—	—	—	(26,654)	(0.75)
Expense reduction initiatives	—	—	—	6,103	4,532	0.13
Total charges/other items	$9,883	$7,340	$0.21	$6,103	$(22,122)	$(0.62)
Adjusted earnings		$114,595	$3.30		$149,269	$4.18

SCHEDULE 5

CALERES, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

SUMMARY FINANCIAL RESULTS

	(Unaudited)
	Famous Footwear		Brand Portfolio		Eliminations and Other				Consolidated
	13 weeks ended	14 weeks ended	13 weeks ended	14 weeks ended	13 weeks ended		14 weeks ended		13 weeks ended	14 weeks ended
	February 1,	February 3,	February 1,	February 3,	February 1,		February 3,		February 1,	February 3,
($ thousands)	2025	2024	2025	2024	2025		2024		2025	2024
Net sales	$358,351	$396,227	$300,318	$323,689	$(19,443)		$(22,793)		$639,226	$697,123
Gross profit	152,461	170,129	125,041	137,868	(2,393)		(2,269)		275,109	305,728
Gross margin	42.5%	42.9%	41.6%	42.6%	12.3%		10.0%		43.0%	43.9%
Operating earnings (loss)	6,267	19,551	23,026	37,751	(21,423)		(26,555)		7,870	30,747
Adjusted operating earnings (loss)	6,713	19,551	28,277	38,634	(21,546)		(25,287)		13,444	32,898
Operating margin	1.7%	4.9%	7.7%	11.7%	n/m	%	n/m	%	1.2%	4.4%
Adjusted operating earnings %	1.9%	4.9%	9.4%	11.9%	n/m	%	n/m	%	2.1%	4.7%
Comparable sales % (on a 13-week basis)	(2.9)%	(5.9)%	0.5%	(3.8)%	—%		—%		—%	—%
Company-operated stores, end of period	846	860	114	98	—		—		960	958

n/m – Not meaningful

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	(Unaudited)
	Famous Footwear		Brand Portfolio		Eliminations and Other		Consolidated
	13 weeks ended	14 weeks ended	13 weeks ended	14 weeks ended	13 weeks ended	14 weeks ended	13 weeks ended	14 weeks ended
	February 1,	February 3,	February 1,	February 3,	February 1,	February 3,	February 1,	February 3,
($ thousands)	2025	2024	2025	2024	2025	2024	2025	2024
Operating earnings (loss)	$6,267	$19,551	$23,026	$37,751	$(21,423)	$(26,555)	$7,870	$30,747
Charges/Other Items:
Restructuring costs	446	—	5,251	—	(123)	—	5,574	—
Expense reduction initiatives	—	—	—	883	—	1,268	—	2,151
Total charges/other items	446	—	5,251	883	(123)	1,268	5,574	2,151
Adjusted operating earnings (loss)	$6,713	$19,551	$28,277	$38,634	$(21,546)	$(25,287)	$13,444	$32,898

SCHEDULE 5

CALERES, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

SUMMARY FINANCIAL RESULTS

	(Unaudited)
	Famous Footwear		Brand Portfolio		Eliminations and Other				Consolidated
	52 weeks ended	53 weeks ended	52 weeks ended	53 weeks ended	52 weeks ended		53 weeks ended		52 weeks ended	53 weeks ended
	February 1,	February 3,	February 1,	February 3,	February 1,		February 3,		February 1,	February 3,
($ thousands)	2025	2024	2025	2024	2025		2024		2025	2024
Net sales	$1,556,456	$1,609,396	$1,225,963	$1,270,853	$(59,736)		$(62,955)		$2,722,683	$2,817,294
Gross profit	686,627	719,549	536,295	546,005	(880)		(2,597)		1,222,042	1,262,957
Gross profit rate	44.1%	44.7%	43.7%	43.0%	1.5%		4.1%		44.9%	44.8%
Operating earnings (loss)	87,076	123,838	122,122	145,459	(59,342)		(74,842)		149,856	194,455
Adjusted operating earnings (loss)	87,715	125,204	128,465	148,067	(59,157)		(72,713)		157,023	200,558
Operating earnings %	5.6%	7.7%	10.0%	11.4%	n/m	%	n/m	%	5.5%	6.9%
Adjusted operating earnings %	5.6%	7.8%	10.5%	11.7%	n/m	%	n/m	%	5.8%	7.1%
Comparable sales % (on a 52-week basis)	(1.3)%	(6.3)%	0.3%	1.3%	—%		—%		—%	—%
Company-operated stores, end of period	846	860	114	98	—		—		960	958

n/m – Not meaningful

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	(Unaudited)
	Famous Footwear		Brand Portfolio		Eliminations and Other		Consolidated
	52 weeks ended	53 weeks ended	52 weeks ended	53 weeks ended	52 weeks ended	53 weeks ended	52 weeks ended	53 weeks ended
	February 1,	February 3,	February 1,	February 3,	February 1,	February 3,	February 1,	February 3,
($ thousands)	2025	2024	2025	2024	2025	2024	2025	2024
Operating earnings (loss)	$87,076	$123,838	$122,122	$145,459	$(59,342)	$(74,842)	$149,856	$194,455
Charges/Other Items:
Restructuring costs	639	—	6,343	—	185	—	7,167	—
Expense reduction initiatives	—	1,366	—	2,608	—	2,129	—	6,103
Total charges/other items	639	1,366	6,343	2,608	185	2,129	7,167	6,103
Adjusted operating earnings (loss)	$87,715	$125,204	$128,465	$148,067	$(59,157)	$(72,713)	$157,023	$200,558

SCHEDULE 6

CALERES, INC.
BASIC AND DILUTED EARNINGS PER SHARE RECONCILIATION

	(Unaudited)
	Thirteen Weeks Ended	Fourteen Weeks Ended	Fifty-two Weeks Ended	Fifty-three Weeks Ended
	February 1,	February 3,	February 1,	February 3,
	2025	2024	2025	2024
($ thousands, except per share data)
Net earnings attributable to Caleres, Inc.:
Net earnings	$3,907	$55,660	$106,097	$171,832
Net loss (earnings) attributable to noncontrolling interests	1,023	148	1,158	(441)
Net earnings attributable to Caleres, Inc.	4,930	55,808	107,255	171,391
Net earnings allocated to participating securities	(165)	(2,414)	(3,839)	(7,517)
Net earnings attributable to Caleres, Inc. after allocation of earnings to participating securities	$4,765	$53,394	$103,416	$163,874

Basic and diluted common shares attributable to Caleres, Inc.:
Basic common shares	32,477	33,965	33,397	34,142
Dilutive effect of share-based awards	147	115	116	10
Diluted common shares attributable to Caleres, Inc.	32,624	34,080	33,513	34,152

Basic earnings per common share attributable to Caleres, Inc. shareholders	$0.15	$1.57	$3.10	$4.80

Diluted earnings per common share attributable to Caleres, Inc. shareholders	$0.15	$1.57	$3.09	$4.80

SCHEDULE 7

CALERES, INC.
BASIC AND DILUTED ADJUSTED EARNINGS PER SHARE RECONCILIATION

	(Unaudited)
	Thirteen Weeks Ended	Fourteen Weeks Ended	Fifty-Two Weeks Ended	Fifty-Three Weeks Ended
	February 1,	February 3,	February 1,	February 3,
	2025	2024	2025	2024
($ thousands, except per share data)
Adjusted net earnings attributable to Caleres, Inc.:
Adjusted net earnings	$10,064	$30,603	$113,437	$149,710
Net loss (earnings) attributable to noncontrolling interests	1,023	148	1,158	(441)
Adjusted net earnings attributable to Caleres, Inc.	11,087	30,751	114,595	149,269
Net earnings allocated to participating securities	(377)	(1,324)	(4,106)	(6,537)
Adjusted net earnings attributable to Caleres, Inc. after allocation of earnings to participating securities	$10,710	$29,427	$110,489	$142,732

Basic and diluted common shares attributable to Caleres, Inc.:
Basic common shares	32,477	33,965	33,397	34,142
Dilutive effect of share-based awards	147	115	116	10
Diluted common shares attributable to Caleres, Inc.	32,624	34,080	33,513	34,152

Basic adjusted earnings per common share attributable to Caleres, Inc. shareholders	$0.33	$0.87	$3.31	$4.18

Diluted adjusted earnings per common share attributable to Caleres, Inc. shareholders	$0.33	$0.86	$3.30	$4.18

SCHEDULE 8

CALERES, INC.
CALCULATION OF EBITDA AND DEBT/EBITDA LEVERAGE RATIO (NON-GAAP METRICS)

	(Unaudited)
	Thirteen Weeks Ended	Fourteen Weeks Ended
($ thousands)	February 1, 2025	February 3, 2024
EBITDA:
Net earnings attributable to Caleres, Inc.	$4,930	$55,808
Income tax provision	(2,913)	(27,466)
Interest expense, net	3,932	4,103
Depreciation and amortization (1)	14,756	14,875
EBITDA	$20,705	$47,320

EBITDA margin	3.2%	6.8%

Adjusted EBITDA:
Adjusted net earnings attributable to Caleres, Inc. (2)	$11,087	$30,751
Income tax provision (3)	(779)	(258)
Interest expense, net	3,932	4,103
Depreciation and amortization (1)	14,756	14,875
Adjusted EBITDA	$28,996	$49,471

Adjusted EBITDA margin	4.5%	7.1%

	(Unaudited)
	Trailing Twelve Months Ended
($ thousands)	February 1, 2025	February 3, 2024
EBITDA:
Net earnings attributable to Caleres, Inc.	$107,255	$171,391
Income tax provision	29,061	9,490
Interest expense, net	13,957	19,343
Depreciation and amortization (1)	56,428	53,280
EBITDA	$206,701	$253,504

EBITDA margin	7.6%	9.0%

Adjusted EBITDA:
Adjusted net earnings attributable to Caleres, Inc. (2)	$114,595	$149,269
Income tax provision (3)	31,604	37,715
Interest expense, net	13,957	19,343
Depreciation and amortization (1)	56,428	53,280
Adjusted EBITDA	$216,584	$259,607

Adjusted EBITDA margin	8.0%	9.2%

	(Unaudited)
($ thousands)	February 1, 2025	February 3, 2024
Debt/EBITDA leverage ratio:
Borrowings under revolving credit agreement (4)	$219,500	$182,000
EBITDA (trailing twelve months)	206,701	253,504
Debt/EBITDA	1.1	0.7

(1)	Includes depreciation and amortization of capitalized software and intangible assets.
(2)	Refer to Schedule 4 for the consolidated reconciliation of net earnings attributable to Caleres, Inc. to adjusted net earnings attributable to Caleres, Inc.
(3)	Excludes the income tax impacts of the adjustments on Schedule 4.
(4)	Total availability under the revolving credit agreement was $272.3 million and $308.5 million as of February 1, 2025 and February 3, 2024, respectively. Total liquidity, which includes cash and cash equivalents and availability under the revolving credit agreement, was $301.9 million and $329.9 million for the respective periods.

Investor Contact:

Liz Dunn

ldunn@caleres.com